SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 17, 2005

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 American Boulevard West Minneapolis, Minnesota		55437
(Address of Principal Executive Offices)		(Zip Code)

(952) 830-8700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into Material Definitive Agreement.

On March 17, 2005, Gander Mountain Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Shared Services Agreement dated as of February 2, 2004 (the “Agreement”) by and between the Company and Holiday Companies (“Holiday”).  The Amendment substantially reduces the number of services provided to the Company by Holiday under the Agreement.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10 hereto and is incorporated into Item 1.01 of this Form 8-K by reference.

Item 9.01.               Financial Statements and Exhibits.

(c)                                  Exhibits

10                                    Amendment No. 1 to Shared Services Agreement dated as of March 17, 2005 by and between the Company and Holiday Companies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: March 17, 2005	/s/ Dennis M. Lindahl
Dennis M. Lindahl
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

10	Amendment No. 1 to Shared Services Agreement dated as of March 17, 2005 by and between the Company and Holiday Companies	Filed Electronically